UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TENAX THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! TENAX THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 10, 2025 1 1 •59 PM ET TENAX THERAPEUTICS, INC. 101 GLEN LENNOX DRIVE, SUITE 300 CHAPEL HILL, NC, 27517 You invested in TENAX THERAPEUTICS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 11, 2025. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June I l , 2025 9:00 AM EDT Tenax Therapeutics, Inc. 101 Glen Lennox Drive, Suite 300 Chapel Hill, NC 27517 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1 Election of Directors Nominees: 01) June Almenoff, MD, PhD 02) Michael Davidson, MD 03) Declan Doogan, MD 04) Christopher T. Giordano 05) Robyn M. Hunter 06) Gerald T. Proehl 07) Stuart Rich, MD For 2. Approval of the Certificate of Amendment to the Tenax Therapeutics, Inc. Certificate of Incorporation to reflect recently amended Delaware General Corporate Law provisions regarding officer exculpation. For 3. Approval of the Certificate of Amendment to the Tenax Therapeutics, Inc. Certificate of Incorporation to require all stockholder action be taken at an annual or special meeting of stockholders. For 4 Approval, on an advisory basis, of Tenax Therapeutics, Inc. I s 2024 named executive officer compensation. For 5 Approval, on an advisory basis, on the frequency of future advisory votes on named executive officer compensation. Years 6 Ratification of the appointment of Cherry Bekaert LLP as the independent registered public accounting firm of Tenax Therapeutics, Inc. for the fiscal year ending December 31, 2025. For NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".